Pauze Funds
                                  -----------

                  Exhibit 16 - Calculation of Performance Data
                  --------------------------------------------

1.   Calculation of Total Return
     ---------------------------

     Pauze U.S. Government Total Return Bond Fund:
     ---------------------------------------------

     No-Load Shares
     --------------
             n
     P(1 + T) = ERV

                1
     1000(1 + T) = 1189.08

     1000 + 1000T = 1189.08

     1000T = 1189.08 - 1000

     1000T = 189.08

     T = 189.08/1000

     T = 18.91%

     Class B Shares
     --------------

             n
     P(1 + T) = ERV

                1
     1000(1 + T) = 1181.64

     1000 + 1000T = 1181.64

     1000T = 1181.64 - 1000

     1000T = 181.64

     T = 181.64/1000

     T = 18.16%

     Pauze U.S. Government Intermediate Term Bond Fund
     -------------------------------------------------

     No-Load Shares
     --------------
             n
     P(1 + T) = ERV

                1
     1000(1 + T) = 1080.11

     1000 + 1000T = 1080.11

     1000T = 1080.11 - 1000

     1000T = 80.11

     T = 80.11/1000

     T = 8.01%

     Class B Shares
     --------------

             n
     P(1 + T) = ERV

                1
     1000(1 + T) = 1071.30

     1000 + 1000T = 1071.30

     1000T = 1071.30 - 1000

     1000T = 71.31

     T = 71.31/1000

     T = 7.13%

     Pauze U.S. Government Short Term Bond Fund
     ------------------------------------------

     No-Load Shares
     --------------
             n
     P(1 + T) = ERV

                1
     1000(1 + T) = 1037.56

     1000 + 1000T = 1037.56

     1000T = 1037.56 - 1000

     1000T = 37.56

     T = 37.56/1000

     T = 3.76%

     Class B Shares
     --------------

             n
     P(1 + T) = ERV

                1
     1000(1 + T) = 1019.90

     1000 + 1000T = 1019.90

     1000T = 1019.90 - 1000

     1000T = 19.90

     T = 19.90/1000

     T = 1.99%

     Class C Shares
     --------------

             n
     P(1 + T) = ERV

                1
     1000(1 + T) = 1029.24

     1000 + 1000T = 1029.24

     1000T = 1029.24 - 1000

     1000T = 29.24

     T = 29.24/1000

     T = 2.92%

2.   Calculation of 30 Day Yield at April 30, 1998:
     ----------------------------------------------

     Pauze U.S. Government Total Return Bond Fund
     --------------------------------------------

     No Load Shares
     --------------

                                    6
     Yield = 2[((A - B)/(C * D) + 1)  - 1]
                                                                6
     Yield = 2[((349,969.68 - 105,004.40)/(8,155,092.094 * 9.63) + 1) - 1]

     Yield = 3.77%

     Pauze U.S. Government Total Return Bond Fund
     --------------------------------------------

     Class B Shares
     --------------

                                    6
     Yield = 2[((A - B)/(C * D) + 1)  - 1]
                                                           6
     Yield = 2[((23,123.76 - 9,260.52)/(29,400.326 * 10.43) + 1) - 1]

     Yield = 2.82%


     Pauze U.S. Government Intermediate Term Bond Fund
     -------------------------------------------------

     No Load Class
     -------------

                                    6
     Yield = 2[((A - B)/(C * D) + 1)  - 1]
                                                            6
     Yield = 2[((12,275.39 - 7,627.15)/(269,444.739 * 10.10) + 1)  - 1]

     Yield = 2.06%

     Pauze U.S. Government Intermediate Term Bond Fund
     -------------------------------------------------

     Class B
     -------

                                    6
     Yield = 2[((A - B)/(C * D) + 1)  - 1]
                                                          6
     Yield = 2[((2,147.49 - 1,470.15)/(49,061.951 * 10.12) + 1)  - 1]

     Yield = 1.64%

     Pauze U.S. Government Short Term Bond Fund
     ------------------------------------------

     No Load Class
     -------------

                                    6
     Yield = 2[((A - B)/(C * D) + 1)  - 1]
                                                           6
     Yield = 2[((8,609.18 - 5,442.03)/(185,654.647 * 10.06) + 1)  - 1]

     Yield = 2.04%

     Pauze U.S. Government Short Term Bond Fund
     ------------------------------------------

     Class C Shares
     --------------
                                    6
     Yield = 2[((A - B)/(C * D) + 1)  - 1]
                                                     6
     Yield = 2[((800.61 - 601.84)/(18,404.568 * 9.98) + 1)  - 1]

     Yield = 1.30%